[GRAPHIC OMITTED]
                                     (Logo)
                                           THE GABELLI
                                           [Graphic Omitted]

                                           GLOBAL
                                           MULTIMEDIA
                                           TRUST INC.

First Quarter Report
March 31, 2001

                               [Graphic Omitted]
                                     (Logo)
                                  THE GABELLI
                                      GLOBAL
                                      MULTIMEDIA
                                      TRUST INC.



Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.


                                [Graphic Omitted]
                 Morningstar Rated(TM) Gabelli Global Multimedia
          Trust 5 stars overall and for the three and five-year period ended 3/31/01 among 52 closed-end domestic equity funds.

INVESTMENT OBJECTIVE:


The Gabelli Global Multimedia Trust Inc. (the"Trust") is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Trust seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Trust will invest in companies participating in emerging technological advances in interactive services and products.


                    This report is printed on recycled paper.

To Our Shareholders,

      After poor relative performance in 2000, multimedia stocks held up well in 2001's first quarter market rout. The Trust's modest decline compared quite favorably to substantial losses for the leading stock market indices.


      Cable television and cable network stocks performed well, in large part due to an important federal appeals court decision eliminating Federal Communications Commission ("FCC") restrictions in the cable and satellite television industry. Small group broadcasters and publishers also shined, a reflection of investors' belief this landmark decision may foreshadow a more relaxed regulatory posture under new FCC Chairman Michael Powell.


      Although telecommunications stocks outperformed the market indices this quarter, they remained under pressure. The short-term outlook for the telecommunications industry remains cloudy, but the valuation excesses in the group have largely been eliminated.


                                                               [Graphic Omitted]

                                                               [Graphic Omitted]
                                                                  THE GABELLI
                                                                      GLOBAL
                                                                      MULTIMEDIA
                                                                      TRUST INC.


Investment Performance

      For the first quarter ended March 31, 2001, the Trust's net asset value ("NAV") total return declined 6.84%, after adjusting for the reinvestment of the $0.06 per share distribution paid on March 23, 2001. The Morgan Stanley Capital International World Free Index of global equity markets, the Lipper Global Fund Average, and the Nasdaq Composite Index declined 12.41%, 14.19%, and 25.51%, respectively, over the same period. The Morgan Stanley World Free Index ("Morgan Stanley Index") and Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Trust declined 33.15% over the trailing twelve-month period, after adjusting for the reinvestment of the $1.56 per share in distributions and an adjustment of $1.46 per share attributable to the intrinsic value of the rights distributed during this period. The Morgan Stanley Index, Lipper Global Fund Average, and Nasdaq Composite Index declined 25.49%, 24.79%, and 59.76%, respectively, over the same twelve-month period.


      For the two-year period ended March 31, 2001, the Trust's average annual total return was a solid 9.15%, including reinvestments of $5.255 per share in distributions, and an adjustment of $1.46 per share attributable to the rights offering, versus an average annual total return of 1.22% for the Lipper Global Fund Average, and a decline of 4.10% and 13.53% for the Morgan Stanley Index and Nasdaq Composite Index, respectively. For the five-year period ended March 31, 2001, the Trust's total return averaged 20.85% annually, including reinvestments of $7.28 per share in distributions and an adjustment of $1.46 per share attributable to the rights offering, versus average annual returns of 7.81%, 8.40%, and 10.81% for the Morgan Stanley Index, Lipper Global Fund Average, and Nasdaq Composite Index, respectively.


                                                               [Graphic Omitted]

INVESTMENT RESULTS (a)(c)


                                                                        Quarter
                                                   -----------------------------------------------------------
                                                       1st          2nd        3rd         4th        Year

  2001:   Net Asset Value ........................    $11.31        --          --          --         --
          Total Return ...........................     (6.8)%       --          --          --         --
--------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ........................    $20.82      $18.60      $16.03      $12.21      $12.21
          Total Return ...........................      5.1%       (3.5)%     (13.8)%     (14.0)%     (24.9)%
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ........................    $14.14      $16.79      $16.75      $19.90      $19.90
          Total Return ...........................     15.9%       18.7%        3.0%       38.7%       96.6%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ........................    $11.62      $11.90      $10.11      $12.20      $12.20
          Total Return ...........................     17.3%        2.4%      (12.6)%      26.8%       33.0%
--------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ........................     $8.23       $9.28      $10.09       $9.91       $9.91
          Total Return ...........................      1.7%       12.8%        8.7%        7.7%       34.4%
--------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ........................     $8.17       $8.59       $8.49       $8.09       $8.09
          Total Return ...........................      4.6%        5.1%       (1.2)%       0.5%        9.2%
--------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ........................     $7.67       $7.94       $7.93       $7.81       $7.81
          Total Return ...........................      2.1%        3.5%        5.7%        2.1%       14.1%
--------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ........................      --          --          --         $7.51       $7.51
          Total Return ...........................      --          --          --          0.8%        0.8%
--------------------------------------------------------------------------------------------------------------

                     Average Annual Returns - March 31, 2001
                     ---------------------------------------

                               NAV Average             Average Annual
                            Annual Return (a)       Investment Return (c)
                            -----------------       ---------------------
   1 Year ..................    (33.15)%                  (28.37)%
   5 Year ..................     20.85%                    22.68%
   Life of Fund (b) ........     19.41%                    16.43%

(a) Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions, and adjustments for rights offerings, and are net of expenses. Life of Fund is based on initial net asset value of $7.50. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) From commencement of investment operations on November 15, 1994.

(c) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings, based on initial offering price of $7.50.

      Since inception on November 15, 1994 through March 31, 2001, the Trust had a cumulative total return of 210.13%, including adjustments of $9.50 per share for distributions and rights offerings, which equates to an average annual total return of 19.41%.


      The Trust's common shares ended the first quarter at $10.26 per share on the New York Stock Exchange, a total return of 0.06% for the first quarter. The Trust's common shares declined 28.37% over the trailing twelve-month period after adjusting for all distributions and the rights offering.


GLOBAL ALLOCATION

      The accompanying chart presents the Trust's holdings by geographic region as of March 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.


                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/01

                                [Graphic Omitted]
           Edgar Representation of Data Points Used in Printed Graphic

United States                 76.6%
Europe                        11.1%
Asia/Pacific Rim               6.4%
Canada                         4.2%
Latin America                  1.7%


EQUITY MIX

      The Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.


      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of March 31, 2001.


                      HOLDINGS BY CLASSIFICATION - 3/31/01

                                [Graphic Omitted]
           Edgar Representation of Data Points Used in Printed Graphic

Distribution                  62.0%
Copyright/Creativity          38.0%


      Our stock selection is based on the Graham and Dodd value-oriented investment approach, employing bottom up fundamental analysis to determine an estimate of a company's intrinsic value. Gabelli pioneered this methodology's application in the development of a firm's Private Market Value, that is the value that an informed industrialist would pay for a business. We wanted to share with you our application of these practices in the form of a Research Report for Young Broadcasting Inc., a holding of the Trust.

One Corporate Center                                                     3/26/01
Rye, NY 10580-1435
Tel (914) 921-3700
Fax (914) 921-5098

WWW.GABELLI.COM                                          GABELLI & COMPANY, INC.
YOUNG BROADCASTING INC.  (YBTVA - $32 3/8 - NASDAQ)         BEACHFRONT PROPERTY

FYE           PMV(a)   BCF(b)   EV/BCF

2002P (c)     $81       $201      8.7     Shares O/S:   14.3 million - A shares
2001P          80        205      8.6                    2.3 million - B shares
2000PF (d)     85        217      8.1     52-Week Range:  $39.3 - $17.4

SOURCE:  COMPANY DATA AND GABELLI & Company, Inc. estimates
(A) PRIVATE MARKET VALUE PER SHARE; (B) BROADCAST CASH FLOW; (C) REFLECTS CHANGE FROM NBC AFFILIATE TO INDEPENDENT AT KRON; (D) PRO FORMA FOR THE ACQUISITION OF KRON IN SAN FRANCISCO


Young Broadcasting, founded in 1986 and headquartered in New York City, owns and operates twelve television stations reaching 11.4% of television households in the United States. On June 26, 2000, Young acquired KRON, the NBC affiliate in San Francisco. Currently, Young has six ABC affiliates, three CBS affiliates, two NBC affiliates, and one independent station.


THE CATALYSTS

     o Deregulation: The new Federal Communications Commission (FCC) Chairman, Michael Powell, is a proponent of deregulation, which should benefit broadcasters and publishers. We expect the Powell-led FCC to alter the following with a free market bias:

         - Ban on cross-ownership of television broadcast stations and newspapers in the same market.
         -  National  ownership cap on television broadcast stations.
         -  TV duopoly restrictions.

     o Accounting Changes: As detailed in our report "To Amortize Or Not To Amortize?" dated 1/22/01, FASB's proposal to eliminate the amortization of goodwill expense could further increase consolidation in the industry. As companies do not have to amortize acquired goodwill through the income statement, their propensity to do deals may increase.

These two factors should increase acquisition activity in the broadcasting industry. We expect that companies with properties in the top ten markets will be the most desirable acquisition targets, as the largest markets will provide the best revenue and cost efficiencies.


BEACHFRONT PROPERTY

Los Angeles and San Francisco are the number two and five ranked markets, respectively. Young Broadcasting owns KCAL in Los Angeles and KRON in San Francisco. These two stations combine to produce about 60%-65% of Young's BCF.

                                                               [Graphic Omitted]

                                                         GABELLI & COMPANY, INC.

     o KCAL is an independent station and has long-term broadcast contracts with the Lakers, the Angels, the Mighty Ducks, and the Clippers. Margins are in the high 30's.

     o KRON is currently an NBC affiliate, but is slated to become independent on 1/1/02. KRON is the top ranked station in San Francisco overall and in local news. Margins should be in the mid to upper 40's as an independent.

     o In addition to KCAL and KRON, Young has 10 other smaller market network affiliated stations that are well run with margins in the 50's.


POTENTIAL ACQUIRERS

     o Any of the BIG THREE NETWORKS would like to have a duopoly in LA or San Francisco. NBC (GE) is the only one of the big three that doesn't own a station in San Francisco, and all three own stations in Los Angeles.

     o GANNETT (GCI) would attain cross-ownership opportunities in San Francisco, Nashville, Green Bay, and 3 smaller markets, plus a TV duopoly in Knoxville.

     o TRIBUNE (TRB), which has stated its interest in large market acquisitions, would be interested in Young. Tribune would enter the San Francisco market, get a duopoly with cross-ownership in Los Angeles, and gain a duopoly in Albany.

     o HEARST-ARGYLE TELEVISION (HTV) would benefit from Young's television stations in San Francisco and Albany, as The Hearst Corporation owns newspapers in those cities.

GOOD VALUE

     o We believe that Young's valuation takes into account the current advertising slowdown. However, we believe that the ad environment should pick up in 2002 with the Olympics, elections and improving economic conditions.

     o We believe that Young's current valuation also discounts the loss of the NBC affiliation. We expect KRON to lose about $20mm in BCF as it transitions to an independent and sees higher programming costs and some lost revenue. However, there is still a possibility that Young will renegotiate with NBC and regain its NBC affiliation in San Francisco. This would increase our 2002 BCF estimate by about $24mm, including the benefit of being an NBC affiliate during the Olympics and political campaigns, adding about $18 per share to our 2002 PMV estimate.

     o We believe that Young's current valuation takes into account the possibility of KRON not performing well as an independent. But we expect to see a strong political advertising environment in 2002, especially in California as they prepare for a gubernatorial race, which should offset some of this shortfall. As KRON has the number one ranked local news programming in San Francisco, it should garner some significant political revenue.

     o Young is a strong operator with a good collection of assets operating with BCF margins in the high 40's. Even as a stand-alone company without the NBC affiliation in San Francisco, Young is generating strong free cash flow that should grow at a mid-teens rate as they pay down debt. They also have a portfolio of good properties that would allow them to participate in value enhancing swaps. Some of these properties include:
        Nashville, Albany, Richmond, and Green Bay.

                                                         GABELLI & COMPANY, INC.

VALUATION

Young is trading at 8.6 times our 2001 BCF estimate. We believe that using a conservative BCF multiple of 12.5 times, Young has a 2002 private market value of $81 per share. The shares are currently trading at a 60% discount to PMV. In fact, Young is trading at such a deep discount to PMV, that you are essentially getting KCAL for free. If we remove KCAL from our 2002 projections, we would have a PMV of $51, still an attractive 36% discount to PMV.


PRIVATE MARKET VALUE

-----------------------------------------------------------------------------------------------------------------
                                2000PF (a)         2001P     2002P (b)         2003P         2004P        2005P
-----------------------------------------------------------------------------------------------------------------

 Revenue                            $448.7        $435.3        $439.3        $448.1       $475.0        $489.3
 BCF (c)                             216.8         204.8         201.1         206.4        222.5         231.1
 Valuation Multiple                   12.5          12.5          12.5          12.5         12.5          12.5
                                      ----          ----          ----          ----         ----          ----
Private Market Value               2,710.4       2,560.4       2,513.8       2,579.7      2,781.4       2,888.3

 Less: Debt                        1,270.6       1,219.9       1,161.4       1,082.1        979.7         860.0
 Less: Net Option Payments (d)        86.7          79.1          80.5          92.5        117.0         134.2
 Less: Minority Interest               0.9           0.9           0.9           0.9          0.9           0.9
 Plus: Hidden Assets (e)              57.4          63.1          67.8          71.3         69.4          56.2
 Plus: Cash & Equivalents              5.6           5.6           5.6           5.6          5.6           5.6
                                       ---           ---           ---           ---          ---           ---
 Equity PMV                        1,415.1       1,329.2       1,344.3       1,481.0      1,758.8       1,954.8

 # Shares O/S                         16.6          16.6          16.6          16.6         16.6          16.6
                                      ----          ----          ----          ----         ----          ----
 PMV/SHARE                             $85           $80           $81           $89         $106          $118
-----------------------------------------------------------------------------------------------------------------

SOURCE:  COMPANY DATA AND GABELLI & COMPANY, INC. ESTIMATES
(A) PRO FORMA FOR THE ACQUISITION OF KRON IN SAN FRANCISCO; (B) REFLECTS CHANGE FROM NBC AFFILIATE TO INDEPENDENT AT KRON; (C) BROADCAST CASH FLOW; (D) PAYMENTS TO OPTION HOLDERS AT PMV, NET OF TAXES; (E) VALUE OF NET OPERATING LOSS CARRYFORWARDS


Company Reports:  Young Broadcasting Inc. - "Consolidation Continues" - 6/29/98
---------------

Evan Carpenter    (914) 921-6595                 (C)Gabelli & Company, Inc. 2001

Note: Gabelli Asset Management Inc. and its affiliates own on behalf of themselves or their clients less than 5.0% of Young Broadcasting, General Electric, Gannett, Tribune, and Hearst-Argyle Television.



ONE CORPORATE CENTER   RYE, NY  10580  GABELLI & COMPANY, INC.
                                         TEL (914) 921-3700  FAX (914) 921-5098

--------------------------------------------------------------------------------
This report has been prepared as a matter of general information. It is not intended to be a complete description of any security or company mentioned and is not an offer to buy or sell any security. Unless otherwise noted, stock prices for 2001 reflect the closing price through the business day immediately prior to the date of this report. All facts and statistics are from sources believed reliable, but are not guaranteed as to accuracy. The firm and its affiliates, employees, and clients may have recently established or disposed of, or may be establishing or disposing of, positions in securities mentioned in this report. Since portfolio managers make individual investment decisions in the accounts under their supervision, transactions in such accounts may be inconsistent with research reports. Additional information on these securities and companies is available upon request.(C) Gabelli & Company, Inc. 2001
--------------------------------------------------------------------------------

COMMENTARY

SWEPT AWAY

      Normally, we limit our commentary to specific issues impacting multimedia stocks. However, since broad market turmoil is a big part of this quarter's story, we will share with you some observations about the economy and the market.


MONETARY POLICY + FISCAL POLICY + LEVELING OF ENERGY + ROUND OF INVENTORY CORRECTIONS = CONSUMER LEAD ECONOMIC RECOVERY AND EARNINGS GAINS IN 2002

      Federal Reserve Board ("Fed") Chairman Alan Greenspan was a superhero to Wall Street through a decade-long economic expansion and bull market. Suddenly, he is on the verge of becoming public enemy number one, raising interest rates too aggressively when the economy and stock market were roaring, and failing to reverse course fast enough as the economy flagged and the stock market went into a tailspin. In reality, Mr. Greenspan has always been a mere mortal, and a very smart guy who has done a good job tuning monetary policy to the natural rhythms of the business cycle.


      It took a series of six Federal Funds rate hikes to put the brakes on a runaway economy. The Fed has already cut rates three times in the first quarter, once again in April, and it will probably continue easing to help the economy regain momentum. Fed rate cuts will eventually put the economy back on a growth path, albeit not as rapidly as Wall Street might like. While the stock market decline has been painful for everyone, much if not all the excesses in the market have been eliminated, providing a much more solid foundation to build upon.


YES VIRGINIA, THERE IS A BUSINESS CYCLE

      Where are we today? Where are we headed tomorrow? Most of us with gray hair (or no hair) have been around long enough to recognize an old-fashioned inventory correction when we see one. During the good times, businesses expand capacity and production to meet rising demand. When demand slackens, production must be cut. The pipeline has to be brought into balance. Corporate earnings suffer until demand firms and excess inventories are worked off. This is Economics 101. The only difference in this otherwise classic inventory correction is that it developed much quicker than most expected and had an exaggerated impact on a grossly overvalued stock market.


AND THE QUESTION IS...

      Let us revisit what we articulated in our Gabelli Equity Trust 2000 annual report. "OVER THE NEXT SEVERAL MONTHS, THE OVERALL MARKET NEEDS TO UNDERSTAND WHETHER MONETARY POLICY (GREENSPAN'S RATE CUTS) MARRIED WITH FISCAL POLICY (BUSH'S TAX CUTS) WILL PROVIDE THE BALLAST TO OVERCOME THE ECONOMIC DRAG CREATED
BY: A CONSUMER SPENDING BINGE (TIED TO THE STOCK MARKET'S WEALTH EFFECT); OVERSPENDING ON CAPITAL EQUIPMENT; AND A TRADE DEFICIT OF GIGANTIC PROPORTIONS."


      In our opinion, this inventory correction will also end faster than most folks are anticipating. Demand appears to be flattening out, and with lower variable rate mortgage payments, adjustments to higher gasoline prices and higher home heating/cooling costs (but not for California residents where a catch-up is in process), and some extra money in paychecks coupled with a renewed belief that things will get better from lower federal income taxes headed our way this summer, demand should begin recovering. It may take time for inventories to get worked off, and past over-investment in capital equipment will dampen the recovery. Yet, we believe corporate earnings should begin rebounding in the first quarter of 2002.


FREE AT LAST!

      On March 3, 2001, the U.S. Court of Appeals for the District of Columbia Circuit ruled that federal regulations preventing companies from serving more than 30% of the nation's total cable television or satellite television markets violated their First Amendment Rights of free speech. The court also struck down rules barring cable television companies from controlling more than 40% of the channels and programming assets they offer to the public. This is a big win for big cable and for investors who own smaller Community Access Television and cable network stocks, which are likely targets in the next round of consolidation in the industry.


      The court's decision may be the death knell for other restrictive FCC regulations, such as rules preventing broadcasters from owning TV stations reaching more than 35% of the total population, and barring companies from owning television stations and newspapers in the same markets. We suspect the court's decision will encourage the FCC to consider sweeping changes in existing regulations that have prevented multimedia giants from expanding their turf.


TELECOMMISERABLE

      The telecommunications group outperformed leading market indices this quarter. In our view, this reflects the fact that much, if not all, the bad news in the telecommunications sector is already baked into stock prices.


      At this juncture, the problems plaguing the telecommunications industry--reduced capital spending, over-capacity in the long distance business, and the lack of clarity regarding future profits from new data transmission services--are well known. It will take some time for the industry to work through these problems and telecommunications stocks will be swimming upstream until they are solved.


      Taking the longer view, telecommunications is still a dynamic growth industry. The percentage of discretionary income spent on telecommunications services continues to grow. Capital spending will rebound when the economy recovers and businesses have more capital to devote to further developing state-of-the-art information systems. We will see incremental revenues and eventually profits from new data transmission products and services. Leading telecommunications companies will also benefit as third world nations build the systems they need to compete on the global economic stage.


      We also believe merger and acquisition activity will increase. Many of the deals we saw in 1997 to 1999 were strategic mergers designed to expand franchises in the global marketplace and/or help industry stalwarts get toeholds in new telecommunications businesses. With telecommunications assets marked down around the world, the next round of consolidation will be driven by "cheaper to buy than to build" economics.


                                                  2001 COMPLETED DEALS

                                         NUMBER      AVERAGE COST      CLOSING
   Fund Holding                       OF SHARES (a)  PER SHARE (b)    PRICE (c)   CLOSING DATE   % RETURN (d)
   ------------                       -------------  -------------    ---------   ------------   ------------

   FIRST QUARTER 2001 ANNOUNCED DEALS
   ----------------------------------
   Time Warner Inc.                      37,000         $21.26         $71.19       01/12/01       234.85%
   America Online Inc.                      360           7.78          47.23       01/12/01       507.07%
   Granada Compass plc                    5,283           2.05           2.86       02/02/01        39.51%
   Telefonos de Mexico SA, Cl. L, ADR    19,000           9.36          32.66       02/08/01       248.93%

   FIRST QUARTER 2001 FINANCIAL ENGINEERING
   ----------------------------------------
   Bowlin Outdoor Advertising
      & Travel Centers Inc.               4,000           5.04           8.05       02/01/01        59.72%
   Cablevision Systems Corp., Cl. A      50,000          25.94          83.36       03/30/01       221.36%


----------------------------------------------------------------------------------------------------------
     (a)  Number of shares  held by the Fund on the final day of trading for the issuer.
     (b)  Average  purchase  price of  issuer's  shares  held by the Fund on the final day of trading for the issuer.
     (c)  Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
     (d)  Represents  average  estimated  return based on average cost per share and closing price per share.

     NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

INVESTMENT SCORECARD

      Small group broadcasters Granite Broadcasting, Ackerley Group, and Gray Communications performed well this quarter as did broadcaster/publishers Media General, Pulitzer, and Belo. Cable television/telecommunications giant AT&T posted a nice gain, and cable network companies USA Networks and Liberty Media Group also advanced. Cable equipment manufacturer Scientific-Atlanta was at the top of our portfolio rankings list, joined by video rental giant Blockbuster.


      Telecommunications equipment king Nortel Networks, wireless services provider Nextel Communications, and trade publisher Penton Media were major disappointments. In general European, Latin American, and Asian telecommunications and media companies performed poorly.


AT&Teeing it Up

      The largest cable television operator in the U.S. and one of America's largest and best wireless telecommunications services providers, AT&T is a giant that straddles the multimedia universe.


      Wall Street has been disenchanted with AT&T for a variety of reasons: intense competition in the long distance telephony market, uncertainty over the profit potential of delivering Internet services over cable lines, and management's waffling over the company's restructuring plans. Although the long distance business remains problematic, the price wars that have eroded profits appear to be abating. With the upgrading of cable television systems for Internet and other new services nearing completion, AT&T is closer to seeing profits in what we believe will be a dynamic growth business. Also, the previously discussed federal appeals court decision will give AT&T more flexibility in the cable arena. Finally, at least one part of the restructuring plan is in place -- the spinning off of AT&T's wireless business to shareholders.

      AT&T Wireless has one of the largest and most advanced wireless systems in the U.S. It's deal with NTT DoCoMo puts it in the forefront of new consumer-oriented wireless data transmission services (accessing the Internet over cellular phones and palm held devices). We believe AT&T Wireless alone is worth the total capitalization of its parent. So, we are either getting the wireless business, or AT&T's other businesses, for free.


LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.


CABLEVISION SYSTEMS CORP. (CVC - $83.36 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market - New York. Cablevision also owns and operates New York City's famed Madison Square Garden ("MSG"), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30th, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $26.00 -NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.


CHRIS-CRAFT INDUSTRIES INC. (CCN - $63.25 - NYSE), through its 80% ownership of BHC Communications (BHC - $121.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television Inc. (UTVI - $113.75 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, 2000, News Corp. (NWS - $31.40
- NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.


GAYLORD ENTERTAINMENT COMPANY (GET - $26.60 - NYSE) is a diversified entertainment company operating principally in two segments: hospitality & attractions and media. The company's hospitality and attractions group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, Acuff-Rose Music Publishing, Word Entertainment, three Nashville radio stations, and other related businesses. Gaylord has a new management team that is focusing on growing as well as unlocking shareholder value.


LIBERTY CORP. (LC - $33.99 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than four million households and include two stations that were purchased in December 2000 from Civic Communications for $204 million. In February 1999, Liberty hired an investment banker and began a strategic review. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $650 million. The company is now debt-free and focused on its broadcasting operations.


LIBERTY MEDIA GROUP (LMG'A - $14.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition, and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally-branded entertainment networks such as Discovery Channel, USA Networks, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in mid-2001.


TELEPHONE & DATA SYSTEMS INC. (TDS - $93.50 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $63.50 -
AMEX) and its wireline telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp. (VSTR - $92.375 - Nasdaq), TDS now owns 35.6 million shares of VoiceStream valued at over $4.0 billion. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $23.19
- NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.


USA NETWORKS INC. (USAI - $23.9375 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform. As media, advertising and direct selling converge, USA stands to be a major player.


VIACOM INC. (VIA - $44.50 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.


VIVENDI UNIVERSAL SA (EX.PA - $60.87 - Paris Stock Exchange; V - $60.65 - NYSE) recently completed its merger with Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of Internet investments. Moreover, the firm owns large stakes in USA Networks and British Sky

Broadcasting. Vivendi has announced plans to eventually spin-off Vivendi Environment, its utility subsidiary, in the next few years. At that time, Vivendi will have completed its transition from France's largest environmental services company to a global communications company.


VOICESTREAM WIRELESS CORP. (VSTR - $92.375 - Nasdaq) is one of the remaining two U.S. independent national wireless service providers servicing over 3 million subscribers and controlling PCS licenses covering over 235 million people. VoiceStream was spun-off from Western Wireless about 24 months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a dominant standard in Europe. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $23.19 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share. The merger is pending regulatory approval and is expected to close in mid-2001. Deutsche Telekom ownership will provide VoiceStream with significant financial resources and allow it to aggressively build out its licensed territory and gain market share in the growing domestic wireless industry.


STOCK REPURCHASE PLAN

      The Trust is authorized to repurchase up to 1,000,000 shares of the Trust's outstanding shares. Pursuant to this stock repurchase plan, the Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through March 31, 2001, 735,633 shares have been repurchased in the open market under this stock repurchase plan.


7.92% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.92% Cumulative Preferred Stock paid a cash distribution on March 26, 2001 of $0.495 per share. For the twelve-months ended March 31, 2001, Preferred Stock shareholders received distributions totaling $1.98, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for June 2001.


WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.


      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.


                          WHO                    WHEN
                          ---                    ----
      Special Chats:      Mario J. Gabelli       First Monday of each month
                          Howard Ward            First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:


                       MAY                 JUNE              JULY
                       ---                 ----              ----
      1st Wednesday    Ivan Arteaga        Caesar Bryan      July 4th - Holiday
      2nd Wednesday    Walter Walsh        Kellie Stark      Charles Minter
      3rd Wednesday    Jeff Fahrenbruch    Ivan Arteaga      Walter Walsh
      4th Wednesday    Tim O'Brien         Barbara Marcin    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.


      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.


IN CONCLUSION

      This quarter, we received positive contributions from the cable television, broadcasting, and publishing sectors of our multimedia universe. Although they held up relatively well in a very tough market, our telecommunications holdings continued to drag on portfolio performance.


      We see solid fundamental value helping to support multimedia stocks in this troubled market, and are confident they will participate in the broad market recovery we are forecasting later this year.


                                        Sincerely,

                                        /s/  Mario J. Gabelli

                                        MARIO J. GABELLI, CFA
                                        President and Chief Investment Officer

May 8, 2001




                                TOP TEN HOLDINGS
                                 MARCH 31, 2001
                                 --------------

Liberty Media Group                Vivendi Universal SA
Telephone & Data Systems Inc.      Chris-Craft Industries Inc.
Viacom Inc.                        USA Networks Inc.
Gaylord Entertainment Co.          Cablevision Systems Corp.
Liberty Corp.                      VoiceStream Wireless Corp.



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2001 (UNAUDITED)

                                                                    MARKET
  SHARES                                                             VALUE
  ------                                                        -------------

              COMMON STOCKS -- 92.4%
              COPYRIGHT/CREATIVITY COMPANIES -- 35.2%
              ADVERTISING-- 0.2%
     4,000    Havas Advertising SA ........................     $      48,304
         1    Lamar Advertising Co. .......................                26
     2,000    Publicis Groupe .............................            60,998
                                                                -------------
                                                                      109,328
                                                                -------------
              CABLE PROGRAMMERS -- 2.2%
    60,000    Canal Plus, ADR+ ............................            40,950
   180,000    USA Networks Inc.+ ..........................         4,308,750
                                                                -------------
                                                                    4,349,700
                                                                -------------
              COMPUTER SOFTWARE AND SERVICES -- 1.6%
     1,000    Activision Inc.+ ............................            24,312
    10,000    America Online Latin America Inc.+ ..........            46,875
     3,000    Atlus Co. Ltd. ..............................            19,391
     5,000    Block (H&R) Inc. ............................           250,300
     7,473    CNET Networks Inc.+ .........................            83,609
     3,230    EarthLink Inc.+ .............................            39,164
       500    Electronic Arts Inc.+ .......................            27,125
     5,000    EMC Corp.+ ..................................           147,000
   150,000    Genuity Inc.+ ...............................           323,437
     6,000    Intel Corp. .................................           157,875
     3,000    Internet.com Corp.+ .........................            10,875
    35,000    Microsoft Corp.+ ............................         1,914,062
     2,000    Mobius Management Systems+ ..................             8,000
    18,000    NBC Internet Inc., Cl. A+ ...................            25,875
       100    Pixar Inc.+ .................................             3,075
    10,600    Talk.com Inc.+ ..............................            23,850
     4,000    Ticketmaster Online-City Search Inc.+ .......            36,250
     2,000    Via Net.Works Inc.+ .........................             5,250
                                                                -------------
                                                                    3,146,325
                                                                -------------
              CONSUMER PRODUCTS -- 0.2%
     4,000    Bowlin Travel Centers Inc.+ .................             4,125
    20,000    Mattel Inc. .................................           354,800
                                                                -------------
                                                                      358,925
                                                                -------------
              DIVERSIFIED PUBLISHERS -- 12.9%
    20,000    Arnoldo Mondadori Editore SpA ...............           181,050
   100,000    Belo (A.H.) Corp., Cl. A ....................         1,647,000
     1,000    Dow Jones & Co. Inc. ........................            52,350
    12,000    EMAP plc ....................................           123,177
    18,000    Gannett Co. Inc. ............................         1,074,960
     2,833    Golden Books Family
                Entertainment Inc.+ .......................               453
    30,000    Harcourt General Inc. .......................         1,670,100
    15,000    Harte-Hanks Communications Inc. .............           339,300
     1,000    Hollinger International Inc. ................            14,310
     4,500    Houghton Mifflin Co. ........................           207,045




                                                                    MARKET
  SHARES                                                             VALUE
  ------                                                        -------------

   114,000    Independent News & Media plc, Dublin ........     $     256,988
    16,500    Journal Register Co.+ .......................           270,765
    12,000    Knight-Ridder Inc. ..........................           644,520
    55,000    Lee Enterprises Inc. ........................         1,674,750
    20,000    McClatchy Newspapers Inc., Cl. A ............           808,000
     8,000    McGraw-Hill Companies Inc. ..................           477,200
    25,000    Media General Inc., Cl. A ...................         1,152,500
    27,000    Meredith Corp. ..............................           942,570
   115,000    Nation Multimedia Group+ ....................            25,559
   100,000    New Straits Times Press Berhad ..............            79,476
   150,000    Oriental Press Group ........................            20,387
    92,000    Penton Media Inc. ...........................         1,338,600
    10,000    Playboy Enterprises Inc., Cl. A+ ............            90,000
    97,400    Post Publishing Co. Ltd.+ ...................            73,602
   125,000    PRIMEDIA Inc.+ ..............................           787,500
    50,000    Pulitzer Inc. ...............................         2,770,000
    65,000    Reader's Digest Association Inc., Cl. B .....         1,560,000
    28,500    Scripps (E.W.) Co., Cl. A ...................         1,652,145
    34,452    Singapore Press Holdings Ltd. ...............           377,830
   385,000    South China Morning Post Holdings ...........           276,447
       300    SPIR Communication ..........................            22,543
    15,000    Telegraaf Holdingsmij - CVA .................           236,037
    48,000    Thomas Nelson Inc. ..........................           310,560
    85,000    Tribune Co. .................................         3,462,900
    10,000    United Business Media plc, ADR ..............           185,625
       800    Wiley (John) & Sons Inc., Cl. B .............            15,120
     4,000    Wolters Kluwer NV ...........................           100,744
                                                                -------------
                                                                   24,922,113
                                                                -------------
              ENTERTAINMENT PRODUCTION -- 5.7%
     2,522    EMI Group plc ...............................            16,296
    20,000    EMI Group plc, ADR ..........................           256,334
     7,000    Grammy Entertainment plc+ ...................            15,013
    10,000    GTECH Holdings Corp.+ .......................           272,500
     2,000    Harvey Entertainment Co.+ ...................               265
   680,000    Liberty Media Group, Cl. A+ .................         9,520,000
     1,000    Martha Stewart Living
                Omnimedia Inc., Cl. A+ ....................            18,000
    40,010    Metro-Goldwyn-Mayer Inc.+ ...................           685,771
     3,000    Princeton Video Image Inc.+ .................            13,125
   100,000    Shaw Brothers (Hong Kong) Ltd. ..............            75,651
     4,000    World Wrestling Federation
                Entertainment Inc.+ .......................            53,440
                                                                -------------
                                                                   10,926,395
                                                                -------------
              GLOBAL MEDIA AND ENTERTAINMENT -- 6.6%
       481    Boston Celtics L.P. .........................             4,545
    60,000    Disney (Walt) Co. ...........................         1,716,000
    32,000    Fox Entertainment Group Inc. ................           627,200
    27,005    Gemstar-TV Guide International Inc.+ ........           776,394
     5,283    Granada Compass plc+ ........................            13,012

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                                    MARKET
  SHARES                                                             VALUE
  ------                                                        -------------

              COMMON STOCKS (CONTINUED)
              COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
              GLOBAL MEDIA AND ENTERTAINMENT (CONTINUED)
    35,000    Grupo Televisa SA, GDR+ .....................     $   1,169,350
    20,000    News Corp. Ltd., ADR ........................           628,000
    30,000    Six Flags Inc. ..............................           580,500
     8,000    Sony Corp., ADR .............................           578,000
   150,000    Viacom Inc., Cl. A+ .........................         6,675,000
                                                                -------------
                                                                   12,768,001
                                                                -------------
              HOTELS AND GAMING -- 5.7%
    10,000    Aztar Corp.+ ................................           106,100
     6,000    Churchill Downs Inc. ........................           183,300
   200,700    Gaylord Entertainment Co. ...................         5,338,620
   730,000    Hilton Group plc ............................         2,117,211
    90,000    MGM Mirage Inc.+ ............................         2,259,000
    10,000    Park Place Entertainment Corp.+ .............           102,500
    25,000    Starwood Hotels & Resorts
                Worldwide Inc. ............................           850,250
                                                                -------------
                                                                   10,956,981
                                                                -------------
              INFORMATION PUBLISHING -- 0.2%
    15,000    Berlitz International Inc.+ .................           198,600
     8,000    Data Broadcasting Corp.+ ....................            60,750
       500    Dun and Bradstreet Corp.+ ...................            11,780
     1,000    Moody's Corp. ...............................            27,560
     1,000    Scholastic Corp.+ ...........................            36,062
                                                                -------------
                                                                      334,752
                                                                -------------
              TOTAL COPYRIGHT/CREATIVITY
                COMPANIES .................................        67,872,520
                                                                -------------
              DISTRIBUTION COMPANIES -- 57.2%
              BROADCASTING -- 14.2%
    90,000    Ackerley Group Inc. .........................         1,084,500
     8,550    American Tower Corp., Cl. A+ ................           158,175
     5,000    BHC Communications Inc., Cl. A+ .............           605,000
    12,371    CanWest Global Communications Corp. .........            85,978
    18,000    CanWest Global Communications Corp.,
                Sub-Voting ................................           125,746
     2,000    Carlton Communications plc, ADR .............            57,469
    76,150    Chris-Craft Industries Inc.+ ................         4,816,487
    60,000    Citadel Communications Corp.+ ...............         1,492,500
     1,000    Clear Channel Communications Inc.+ ..........            54,450
     8,333    Corus Entertainment Inc., Cl. B+ ............           195,810
     9,000    Cox Radio Inc., Cl. A+ ......................           189,090
    15,000    Crown Media Holdings Inc., Cl. A+ ...........           285,000
     1,000    Emmis Communications Corp., Cl. A+ ..........            25,312
    31,020    Fisher Companies Inc. .......................         1,605,285
     2,000    General Electric Co. ........................            83,720
   120,000    Granite Broadcasting Corp.+ .................           176,250


                                                                    MARKET
  SHARES                                                             VALUE
  ------                                                        -------------

    14,125    Gray Communications Systems Inc. ............     $     251,284
   104,000    Gray Communications
                Systems Inc., Cl. B .......................         1,684,800
     7,000    Groupe AB SA, ADR+ ..........................           113,750
     5,000    Grupo Radio Centro, SA de CV, ADR ...........            32,500
    36,000    Hearst-Argyle Television Inc.+ ..............           741,600
     4,550    LaGardere S.C.A .............................           230,682
   151,000    Liberty Corp. ...............................         5,132,490
     4,000    Metropole TV M6 SA ..........................            91,939
     3,000    Nippon Television Network ...................           933,643
     4,650    NRJ Groupe+ .................................            86,326
     5,000    NTN Communications Inc.+ ....................             2,600
    72,700    Paxson Communications Corp., Cl. A+ .........           708,825
       500    Radio One Inc.+ .............................             8,781
     1,000    Radio One Inc., Cl. D+ ......................            15,375
     1,500    RTL Group (Brussels) ........................            83,873
     1,000    RTL Group (New York) ........................            56,578
     1,525    SAGA Communications Inc., Cl. A .............            25,162
    45,000    Salem Communications Corp., Cl. A+ ..........           731,250
     2,000    SBS Broadcasting SA+ ........................            38,750
    30,000    Sinclair Broadcast Group Inc.+ ..............           217,500
    43,000    Sistem Televisyen Malaysia Berhad ...........             7,299
     1,000    Spanish Broadcasting
                System Inc., Cl. A+ .......................             6,500
    50,000    Television Broadcasting Ltd. ................           273,113
    25,000    Television Francaise 1 ......................           858,617
    55,000    Tokyo Broadcasting System Inc. ..............         1,312,287
     3,000    TV Azteca, SA de C.V.+ ......................            22,200
    14,600    United Television Inc. ......................         1,660,750
     1,000    Wink Communications Inc.+ ...................             5,000
    34,000    Young Broadcasting Inc., Cl. A+ .............         1,066,750
                                                                -------------
                                                                   27,440,996
                                                                -------------
              BUSINESS SERVICES -- 3.4%
    15,000    Carlisle Holdings Ltd.+ .....................            74,062
    33,108    Cendant Corp.+ ..............................           483,052
       500    CheckFree Corp.+ ............................            14,719
     5,283    Compass Group plc+ ..........................            37,704
     1,000    Convergys Corp.+ ............................            36,070
     8,000    Donnelley (R.H.) Corp. ......................           232,000
    69,000    Key3Media Group Inc.+ .......................           821,100
       100    SYNAVANT Inc.+ ..............................               450
     2,500    Traffix Inc.+ ...............................             5,156
    26,100    Vivendi Universal SA ........................         1,588,593
    54,000    Vivendi Universal SA, ADR ...................         3,275,100
                                                                -------------
                                                                    6,568,006
                                                                -------------
              CABLE -- 5.0%
     6,000    Austar United Communications Ltd.+ ..........             2,347
    50,000    Cablevision Systems Corp., Cl. A+ ...........         4,168,000
    18,000    Charter Communications Inc., Cl. A+ .........           407,250

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                                    MARKET
  SHARES                                                             VALUE
  ------                                                        -------------


              COMMON STOCKS (CONTINUED)
              DISTRIBUTION COMPANIES (CONTINUED)
              CABLE (CONTINUED)
     5,000    Comcast Corp., Cl. A ........................     $     205,937
     7,000    Comcast Corp., Cl. A, Special ...............           293,562
    16,000    Mediacom Communications Corp.+ ..............           313,000
    10,000    Mercom Inc.+ ................................           120,000
   113,000    NTL Inc.+ ...................................         2,841,950
    22,680    Telewest Communications plc+ ................            36,920
    21,590    Telewest Communications plc, ADR+ ...........           365,681
    72,000    UnitedGlobalCom Inc., Cl. A+ ................           945,000
                                                                -------------
                                                                    9,699,647
                                                                -------------
              CONSUMER SERVICES -- 0.2%
    20,000    Allied Domecq plc ...........................           118,571
     6,000    Department 56 Inc.+ .........................            53,400
     3,000    Hotel Reservations Inc., Cl. A+ .............            77,250
    15,000    Lillian Vernon Corp. ........................           109,500
                                                                -------------
                                                                      358,721
                                                                -------------
              ENERGY AND UTILITIES -- 0.4%
    50,000    El Paso Electric Co.+ .......................           730,000
                                                                -------------
              ENTERTAINMENT DISTRIBUTION -- 3.3%
     6,000    AMC Entertainment Inc.+ .....................            42,480
    50,000    AOL Time Warner Inc.+ .......................         2,007,500
   190,000    Blockbuster Inc., Cl. A .....................         2,848,100
   135,000    GC Companies Inc.+ ..........................           301,050
     4,000    Liberty Digital Inc.+ .......................            25,000
    39,000    Shaw Communications Inc., Cl. B .............           751,719
    11,000    Shaw Communications Inc., Cl. B,
                Non-Voting+ ...............................           217,800
     1,776    Viacom Inc., Cl. B+ .........................            78,091
                                                                -------------
                                                                    6,271,740
                                                                -------------
              EQUIPMENT -- 2.3%
    25,000    Agere Systems Inc.+ .........................           154,500
    35,000    Allen Telecom Inc.+ .........................           451,500
     2,000    Amphenol Corp., Cl. A+ ......................            63,000
       416    Avaya Inc.+ .................................             5,408
     2,000    CommScope Inc.+ .............................            33,360
    65,000    Corning Inc. ................................         1,344,850
     1,000    Furukawa Electric Co. Ltd. ..................            10,374
     7,700    Hutchison Whampoa Ltd. ......................            80,466
     2,500    L-3 Communications Holdings Inc.+ ...........           197,375
    45,000    Lucent Technologies Inc. ....................           448,650
    25,000    Motorola Inc. ...............................           356,500
    30,000    Nortel Networks Corp. .......................           421,500
   100,000    Oak Technology Inc.+ ........................           590,625
     3,570    Philips Electronics NV, ADR .................            95,319



                                                                    MARKET
  SHARES                                                             VALUE
  ------                                                        -------------

     6,000    Scientific-Atlanta Inc. .....................     $     249,540
     4,000    TiVo Inc.+ ..................................            20,750
                                                                -------------
                                                                    4,523,717
                                                                -------------
              INTERNATIONAL TELEPHONE -- 6.2%
    48,000    BCE Inc. ....................................         1,080,480
     2,500    British Telecommunications plc, ADR .........           185,750
    74,000    Cable & Wireless plc, ADR ...................         1,524,400
    27,000    Compania de Telecomunicaciones
                de Chile SA, ADR ..........................           356,400
     2,000    Deutsche Telekom AG, ADR+ ...................            46,380
    10,000    Embratel Participacoes SA, ADR+ .............            93,000
     1,000    France Telecom SA, ADR ......................            58,050
        90    Japan Telecom Co. Ltd. ......................         1,608,738
       500    Magyar Tavkozlesi Rt, ADR ...................             7,295
        10    Nippon Telegraph & Telephone Corp. ..........            63,839
    38,000    Philippine Long Distance
                Telephone Co., ADR ........................           545,300
     6,000    PT Indonesia Satellite, ADR .................            45,720
     4,320    PT Telekomunikasi Indonesia, ADR ............            20,088
     4,000    Rostelecom, ADR .............................            18,400
     2,000    Sonera Group Oyj ............................            14,498
    36,000    Swisscom AG, ADR ............................           824,400
    18,432    Tele Norte Leste Participacoes SA, ADR ......           300,073
     3,000    Telecom Argentina Stet France
                Telecom SA, ADR ...........................            46,800
     1,000    Telecom Corp. of
                New Zealand Ltd., ADR .....................            18,450
    59,160    Telefonica SA, ADR ..........................         2,833,764
    19,000    Telefonos de Mexico SA, Cl. L, ADR ..........           599,260
     2,400    Telstra Corp. Ltd., ADR .....................            37,464
    45,000    TELUS Corp. .................................           981,684
    20,000    TELUS Corp., Non-Voting .....................           396,294
    10,000    TELUS Corp., Non-Voting, ADR ................           201,700
                                                                -------------
                                                                   11,908,227
                                                                -------------
              SATELLITE -- 1.9%
       300    Asia Satellite Telecommunications
                Holdings Ltd., ADR ........................             5,475
     2,100    British Sky Broadcasting Group, ADR .........           151,200
    28,000    EchoStar Communications
                Corp., Cl. A+ .............................           775,250
    70,000    General Motors Corp., Cl. H+ ................         1,365,000
     2,000    Globalstar Telecommunications Ltd.+ .........             1,160
    45,000    Liberty Satellite &
                Technology Inc., Cl. A+ ...................            75,937
    20,000    Lockheed Martin Corp. .......................           713,000
    15,008    Loral Space & Communications Ltd.+ ..........            32,868
    26,000    Pegasus Communications Corp.+ ...............           598,000
                                                                -------------
                                                                    3,717,890
                                                                -------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                                    MARKET
  SHARES                                                             VALUE
  ------                                                        -------------

              COMMON STOCKS (CONTINUED)
              DISTRIBUTION COMPANIES (CONTINUED)
              TELECOMMUNICATIONS -- 3.4%
     4,266    Aliant Inc. .................................     $      97,128
     3,000    Allegiance Telecom Inc.+ ....................            44,250
    10,000    ALLTEL Corp. ................................           524,600
     4,000    Brasil Telecom Participacoes SA, ADR ........           156,600
    14,000    BroadWing Inc.+ .............................           268,100
     2,000    Choice One Communications Inc.+ .............            12,375
   110,000    Citizens Communications Co. .................         1,391,500
   100,000    CoreComm Ltd.+ ..............................            10,938
     5,000    Eircom plc ..................................            10,454
    25,000    Electric Lightwave Inc., Cl. A+ .............            52,344
    18,000    Elisa Communications Oyj, Cl. A .............           245,054
    12,000    Global Crossing Ltd.+ .......................           161,880
     3,000    Global Telesystems Group Inc.+ ..............             2,280
     1,305    Hellenic Telecommunications
                Organization SA ...........................            17,513
    24,000    Jasmine International Public Co. Ltd.+ ......             5,067
     1,000    Jazztel plc, ADR+ ...........................             7,719
    10,000    Metromedia International Group Inc.+ ........            31,300
    35,646    Qwest Communications
                International Inc.+ .......................         1,249,392
    32,000    RCN Corp.+ ..................................           193,000
     9,655    Rogers Communications Inc., Cl. B+ ..........           143,483
   125,345    Rogers Communications Inc.,
                Cl. B, ADR+ ...............................         1,860,120
     1,000    Time Warner Telecom Inc., Cl. A+ ............            36,375
     3,000    USN Communications Inc.+ ....................                21
     6,000    WorldCom Inc.+ ..............................           112,125
                                                                -------------
                                                                    6,633,618
                                                                -------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 1.3%
   100,000    AT&T Corp. ..................................         2,130,000
    17,000    Sprint Corp.+ ...............................           373,830
     3,000    Startec Global Communications Corp.+ ........             1,688
    25,000    Viatel Inc.+ ................................            14,063
                                                                -------------
                                                                    2,519,581
                                                                -------------
              U.S. REGIONAL OPERATORS -- 1.9%
    24,434    Commonwealth Telephone
                Enterprises Inc.+ .........................           842,973
    24,400    Commonwealth Telephone
                Enterprises Inc., Cl. B+ ..................           847,900
     5,000    SBC Communications Inc. .....................           223,150
    37,000    Verizon Communications ......................         1,824,100
                                                                -------------
                                                                    3,738,123
                                                                -------------
              WIRELESS COMMUNICATIONS -- 13.7%
    35,000    America Movil, SA de CV,
                Cl. L, ADR+ ...............................           512,750
    40,000    AT&T Wireless Group+ ........................           767,200



                                                                    MARKET
  SHARES                                                             VALUE
  ------                                                        -------------

    47,000    CenturyTel Inc. .............................     $   1,351,250
    15,000    Leap Wireless International Inc.+ ...........           420,938
    18,000    Libertel NV+ ................................           147,987
   120,000    Nextel Communications Inc., Cl. A+ ..........         1,725,000
       100    NTT DoCoMo Inc. .............................         1,739,608
    10,075    Powertel Inc.+ ..............................           554,125
    18,000    Price Communications Corp.+ .................           309,780
     7,000    Qualcomm Inc.+ ..............................           396,375
   110,000    Rogers Wireless
                Communications Inc., Cl. B+ ...............         1,441,000
    14,000    Rural Cellular Corp., Cl. A+ ................           377,125
    38,680    SK Telecom Co. Ltd., ADR ....................           587,162
    42,000    Sprint Corp. (PCS Group)+ ...................           798,000
     1,650    Tele Celular Sul Participacoes
                SA, ADR ...................................            29,370
     5,500    Tele Centro Oeste Celular Participacoes
                SA, ADR ...................................            44,495
       330    Tele Leste Celular Participacoes
                SA, ADR ...................................            12,012
       825    Tele Nordeste Celular Participacoes
                SA, ADR ...................................            22,193
       330    Tele Norte Celular Participacoes
                SA, ADR ...................................             9,240
   380,000    Telecom Italia Mobile SpA ...................         2,566,523
       825    Telemig Celular Participacoes
                SA, ADR ...................................            33,041
    85,000    Telephone & Data Systems Inc. ...............         7,947,500
     6,600    Telesp Celular Participacoes SA, ADR ........            97,746
    28,000    Teligent Inc., Cl. A+ .......................            16,625
    18,000    Total Access Communications plc+ ............            54,000
     4,000    U.S. Cellular Corp.+ ........................           254,000
     5,000    Vimpel Communications, ADR+ .................            68,550
    18,000    Vodafone Group plc, ADR .....................           488,700
    38,310    VoiceStream Wireless Corp.+ .................         3,538,904
     2,000    Western Wireless Corp., Cl. A+ ..............            81,250
    20,000    Winstar Communications Inc.+ ................            43,125
                                                                -------------
                                                                   26,435,574
                                                                -------------
              TOTAL DISTRIBUTION
                COMPANIES .................................       110,545,840
                                                                -------------
              TOTAL COMMON STOCKS .........................       178,418,360
                                                                -------------

              PREFERRED STOCKS -- 1.8%
              GLOBAL MEDIA AND ENTERTAINMENT -- 0.6%
    45,000    News Corp. Ltd., Pfd., ADR ..................         1,201,500
                                                                -------------
              U.S. REGIONAL OPERATORS -- 1.2%
    40,000    Citizens Communications Co.,
                5.00% Cv. Pfd. ............................         2,187,400
                                                                -------------
              TOTAL PREFERRED STOCKS ......................         3,388,900
                                                                -------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                           MARKET
 OR SHARES                                                          VALUE
----------                                                      -------------


              CORPORATE BONDS -- 0.3%
              BUSINESS SERVICES -- 0.1%
  $300,000    Trans-Lux Corp., Sub. Deb. Cv.
                7.50%, 12/01/06 ...........................           231,375
                                                                -------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
    50,000    BBN Corp., Sub. Deb. Cv.
                6.00%, 04/01/12(a) ........................            48,375
                                                                -------------
              DIVERSIFIED PUBLISHERS -- 0.0%
    66,560    Golden Books Family
                Entertainment Inc., PIK
                10.75%, 12/31/04 ..........................            12,314
                                                                -------------
              GLOBAL MEDIA AND ENTERTAINMENT -- 0.0%
    20,000    Boston Celtics L.P., Sub. Deb. Cv.
                6.00%, 06/30/38 ...........................            11,600
                                                                -------------
              HOTELS AND GAMING -- 0.2%
   300,000    Hilton Hotels Corp., Sub. Deb. Cv.
                5.00%, 05/15/06 ...........................           259,125
                                                                -------------
              TOTAL CORPORATE BONDS .......................           562,789
                                                                -------------

              WARRANTS -- 0.0%
              ADVERTISING -- 0.0%
       200    Havas Advertising SA, expire 05/13/01 .......               716
                                                                -------------
              TOTAL WARRANTS ..............................               716
                                                                -------------

              RIGHTS -- 0.0%
              CABLE -- 0.0%
     2,572    Austar United Communications Ltd.+ ..........                15
                                                                -------------
              WIRELESS COMMUNICATIONS -- 0.0%
   110,000    Rogers Wireless Communications Inc.+ ........             3,300
                                                                -------------
              TOTAL RIGHTS ................................             3,315
                                                                -------------

              U.S. GOVERNMENT OBLIGATIONS -- 4.7%
 9,155,000    U.S. Treasury Bills,
                4.74% to 5.26%++,
                due 04/05/01 to 05/17/01 ..................         9,111,446
                                                                -------------




                                                                    MARKET
                                                                    VALUE
                                                                -------------

              TOTAL INVESTMENTS -- 99.2%
                (Cost $155,863,906) .......................     $ 191,485,526
                                                                -------------
              OTHER ASSETS, LIABILITIES, AND
                LIQUIDATION VALUE OF CUMULATIVE
                PREFERRED STOCK -- (15.2)% ................       (29,294,851)
                                                                -------------

              NET ASSETS -- Common Stock -- 84.0%
              (14,339,853 common shares outstanding) ......       162,190,675
                                                                -------------

              NET ASSETS-- Preferred Stock-- 16.0%
                (1,234,700 preferred shares outstanding ...        30,867,500
                                                                -------------

              TOTAL NET ASSETS -- 100.0% ..................     $ 193,058,175
                                                                =============

              NET ASSET VALUE PER COMMON SHARE
                (162,190,675 / 14,339,853
                common shares outstanding) ................            $11.31
                                                                       ======

--------------------
 For Federal tax purposes:
       Aggregate cost .....................................     $ 155,863,906
                                                                =============
       Gross unrealized appreciation ......................     $  53,057,821
       Gross unrealized depreciation ......................       (17,436,201)
                                                                -------------
       Net unrealized appreciation ........................     $  35,621,620
                                                                =============

--------------------
(a)    Security fair valued under procedures established
       by the Board of Directors.
(b)    Principal amount denoted in Hong Kong Dollars.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -  American Depositary Receipt
USD -  United States Dollars
GDR -  Global Depositary Receipt

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN
   It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN
   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                      GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            AND YOUR PERSONALPRIVACY

     WHO ARE WE?

     The Gabelli Global Multimedia Trust Inc. (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                             DIRECTORS AND OFFICERS

                     THE GABELLI GLOBALMULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR, LAWRENCE HOSPITAL

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

Brandon J. McCue
  VICE PRESIDENT

James E. McKee
  SECRETARY


INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

COUNSEL

Willkie Farr & Gallagher

STOCK EXCHANGE LISTING

                           Common    7.92% Preferred
                           ------    ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      14,339,853     1,234,700


The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

           -------------------------------------------------
           For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at
           914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com

           -------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM



FIRST QUARTER REPORT
MARCH 31, 2001

                                                                     GBFMT 03/01